Revenue recognition and deferred costs	9 Months Ended
Sep. 30, 2020
Revenue from Contract with Customer [Abstract]
Revenue recognition and deferred costs

3. Revenue recognition and deferred costs

Revenue recognition

Our sources of revenue consist of subscription solutions fees and partner and services fees. These services allow customers to access our hosted software over the contract period. The customer is not allowed to take possession of the software or transfer the software. Our revenue arrangements do not contain general rights of refund in the event of cancellations.

The following table disaggregates our revenue by major source:

	Three months ended September 30,		Nine months ended September 30,
(Unaudited, in thousands)	2020	2019	2020	2019
Subscription solutions	$26,545	$21,021	$74,041	$60,406
Partner and services	13,190	7,243	35,184	20,677

Total revenue	$39,735	$28,264	$109,225	$81,083

Subscription solutions

Subscription solutions revenue consists primarily of platform subscription fees from all plans. It also includes recurring professional services and sales of SSL certificates. Subscription solutions are charged monthly, quarterly, or annually for our customers to sell their products and process transactions on our platform. Subscription solutions are generally charged per online store and are based on the store’s subscription plan. Monthly subscription fees for Pro and Enterprise plans are adjusted if a customer’s gross merchandise volume or orders processed are above specified plan thresholds on a trailing twelve-month basis. For most subscription solutions arrangements, we have determined we meet the variable consideration allocation exception and, therefore, recognize fixed monthly fees or a pro-rata portion of quarterly or annual fees and any transaction fees as revenue in the month they are earned. A portion of our Enterprise subscription plans include an upfront promotional period in order to incentivize the customer to enter into a subscription arrangement. For these Enterprise arrangements, the total subscription fee is recognized on a straight-line basis over the term of the contract.

Professional services, which primarily consist of education packages, launch services, solutions architecting, implementation consulting, and catalog transfer services, are generally billed and recognized as revenue when delivered.

Contracts with our retail customers are generally month-to-month, while contracts with our enterprise customers generally range from one to three years. Contracts are typically non-cancellable and do not contain refund-type provisions. Revenue is presented net of sales tax and other taxes we collect on behalf of governmental authorities.

Partner and services

Our partner and services revenue consists of revenue share, partner technology integrations, and marketing services provided to partners. Revenue share relates to fees earned by our partners from customers using our platform, where we have an arrangement with such partner to share such fees as they occur. Revenue share is recognized at the time the earning activity is complete, which is generally monthly. Revenue for partner technology integrations is recorded on a straight-line basis over the life of the contract commencing when the integration has been completed. Fees for marketing services are recognized either at the time the earning activity is complete, or ratably over the length of the contract, depending on the nature of the obligations in the contract. Payments received in advance of services being rendered are recorded as deferred revenue and recognized when the obligation is completed.

We also derive revenue from the sales of website themes and applications upon delivery.

We recognize revenue share, and revenue from the sales of third-party applications, on a net basis as we have determined that we are the agent in our arrangements with third-party application providers. All other revenue is recognized on a gross basis, as we have determined we are the principal in these arrangements.

Contracts with multiple performance obligations

A performance obligation is a promise in a contract to transfer a distinct good or service to the customer. Determining whether products and services are considered distinct performance obligations that should be accounted for separately versus together may require significant judgment.

Our subscription contracts are generally comprised of a single performance obligation to provide access to our platform, but can include additional performance obligations. For contracts with multiple performance obligations where the contracted price differs from the standalone selling price (“SSP”) for any distinct good or service, we may be required to allocate the contract’s transaction price to each performance obligation using our best estimate of SSP.

Contracts with our technology solution partners often include multiple performance obligations. In determining whether integration services are distinct from hosting services we consider various factors. These considerations included the level of integration, interdependency, and interrelation between the implementation and hosting service, as well as any promises in the contract. We have concluded that the integration services included in contracts with hosting obligations are not distinct. As a result, we defer any arrangement fees for integration services and recognize such amounts over the life of the hosting obligation. Additional consideration for some partner contracts varies based on the level of customer activity on the platform. We have determined we meet the variable consideration allocation exception and therefore recognize these variable fees in the period they are earned.

Judgment is required to determine the SSP for each distinct performance obligation. A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. The primary method used to estimate SSP is the expected cost-plus margin approach, which considers margins achieved on standalone sales of similar products, market data related to historical margins within an industry, industry sales price averages, market conditions, and profit objectives.

Cost of revenue

Cost of revenue consists primarily of personnel-related costs, including: stock-based compensation expenses for customer support and professional services personnel; costs of maintaining and securing our infrastructure and platform; amortization expense associated with capitalized internal-use software; and allocation of overhead costs.

Deferred revenue

Deferred revenue primarily consists of amounts that have been billed to or received from customers in advance of performing the associated services. We recognize revenue from deferred revenue when the services are performed, and the corresponding revenue recognition criteria are met.

The net increase in the deferred revenue balance for the nine months ended September 30, 2020 is primarily due to increases in SaaS related subscriptions. Amounts recognized from deferred revenue represent primarily revenue from the sale of subscription solutions, integration, and marketing services.

As of September 30, 2020, we had $76.0 million of remaining performance obligations, which represents contracted revenue minimums that have not yet been recognized, including amounts that will be invoiced and recognized as revenue in future periods. We expect to recognize approximately 53% of the remaining performance obligations as revenue in the following 12-month periods, and the remaining balance in the periods thereafter.

Deferred commissions

Certain sales commissions earned by our sales force are considered incremental and recoverable costs of obtaining a contract with a customer. Sales commissions are not paid on subscription renewals. We amortize deferred sales commissions ratably over the estimated period of our relationship with customers of approximately four years. Based on historical experience, we determine the average life of our customer relationship by taking into consideration our customer contracts and the estimated technological life of our platform and related significant features. We include amortization of deferred commissions in Sales and marketing expense in the consolidated statements of operations. We periodically review the carrying amount of deferred commissions to determine whether events or changes in circumstances have occurred that could impact the period of benefit of these deferred costs. We did not recognize an impairment of deferred commissions for the nine months ended September 30, 2020 and 2019.

Sales commissions of $2.9 million and $1.8 million were deferred for the nine months ended September 30, 2020 and 2019, respectively; and deferred commission amortization expense was $1.5 million and $1.1 million for the nine months ended September 30, 2020 and 2019, respectively.